Q1 2025 Financial Results and Business Updates May 8, 2025 Autolus.com For Investor communication only. Not for use in product promotion. Not for further distribution. Ex-99.2

Disclaimer These slides contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, and in some cases can be identified by terms such as “may,” “will,” “could,” “expects,” “plans,” “anticipates,” and “believes.” These statements include, but are not limited to: statements regarding Autolus’ development and commercialization of its product candidates; Autolus' manufacturing, sales and marketing plans for AUCATZYL, including expectations regarding the commercial launch in the United States and the ability to reach patients in a timely manner; the amount and timing of milestone payments under Autolus' collaboration and license agreements; and future development plans of obe-cel, including the timing or likelihood of expansion into additional markets or geographies and related regulatory approvals. Any forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results, performance, or events to differ materially from those expressed or implied in such statements. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation: Autolus' ability to maintain regulatory approval of AUCATZYL; its ability to execute its commercialization strategy for AUCATZYL; its ability to develop, manufacture and commercialize its other product candidates and the timing or likelihood of expansion of AUCATZYL into additional markets or geographies; Autolus' ability to establish and expand a commercial infrastructure and to successfully launch, market and sell AUCATZYL; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials or future regulatory approval; the labelling for AUCATZYL/obe-cel in any future indication or patient population, if approved; the potential for payors to delay, limit or deny coverage for AUCATZYL; Autolus' ability to obtain, maintain and enforce intellectual property protection for AUCATZYL or any product candidates it is developing; the results of clinical trials are not always being predictive of future results; the cost, timing and results of clinical trials; that many product candidates do not become approved drugs on a timely or cost effective basis or at all; the ability to enroll patients in clinical trials; and possible safety and efficacy concerns. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Autolus’ actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in Autolus' Annual Report on Form 10-K filed with the Securities and Exchange Commission, or the SEC, on March 20, 2025, as well as discussions of potential risks, uncertainties, and other important factors in Autolus’ subsequent filings with the Securities and Exchange Commission. All information in this presentation is as of the date of the presentation, and Autolus undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. 2 Developing and Delivering a New Generation of T Cell Therapies

Agenda 3 • Welcome and Introduction: Amanda Cray, ED, Investor Relations & External Communications • Operational Highlights: Dr. Christian Itin, CEO • Financial Results: Rob Dolski, CFO • Upcoming Milestones and Conclusion: Dr. Christian Itin, CEO • Q&A: Dr. Christian Itin and Rob Dolski Developing and Delivering a New Generation of T Cell Therapies

4 Strong momentum in first quarter of the U.S. AUCATZYL® launch 39 Treatment Centers Authorized as of 05/07/25Q1 2025 AUCATZYL Net Product Sales $9.0 million • ~90% of total U.S. medical lives covered • CMS published HCPCS coding determinations and OPPS payment rates, making AUCATZYL eligible for reimbursement for patients on government programs Physician interest based upon product profile and unmet patient need is driving encouraging uptake Developing and Delivering a New Generation of T Cell Therapies

AUCATZYL growth opportunities in ALL 5 • Pediatric ALL: − Ongoing P1 study with plans to report data in 2H 2025 and review regulatory path with FDA Strong data from the FELIX study, and experience in the market to-date, support indication expansion opportunities: ✓ Conditional marketing authorization in the UK received April 25, 2025 • EMA decision expected in 2H 2025 • Country-by-country launches planned based on pricing and reimbursement decisions Expansion Near-Term New Markets ALL Potential Indication Expansion • Adult ALL in frontline: − Explore by investigator sponsored trials Developing and Delivering a New Generation of T Cell Therapies

Expanding the obe-cel opportunity Deep value program with potentially broad applicability

Obe-cel drives deep reset of the B cell compartment Results we have observed in clinical trials in B cell malignancies • High MRD-negative complete remission rate in relapsed or refractory (r/r) adult and pediatric acute B cell lymphoblastic leukemia (ALL) patients (94%)1 • Long term outcomes indicate complete removal of all malignant B cells in r/r ALL1,2,3 • Experience in non-Hodgkin lymphoma indicate high metabolic complete remission rate (88% in r/r LBCL and 95% in r/r FL)4 • Long term outcomes in patients with LBCL4 Targeted positioning of obe-cel in: • Frontline consolidation in aggressive B cell malignancies – Aim for long term outcomes, while avoiding over-treatment • B cell mediated autoimmunity with an aim to reset the B cell compartment, and remove autoreactive antibodies and B cells – Aim for sustained effect with a one-time therapy 7 Combined with a favorable tolerability profile with low levels of high-grade CRS and ICANS 1. Roddie C, et al "Obecabtagene autoleucel in B-cell acute lymphoblastic leukemia" N Engl J Med 2024; DOI: 10.1056/NEJMoa2406526 2. Ghorashian, S., Kramer, A.M., Onuoha, S. et al. Enhanced CAR T cell expansion and prolonged persistence in pediatric patients with ALL treated with a low-affinity CD19 CAR. Nat Med 25, 1408–1414 (2019). https://doi.org/10.1038/s41591-019-0549-5 3. Roddie C, et al. J Clin Oncol 2023;41:16_suppl, 7000 4. Roddie et al, ASH 2023, Poster 2114 Developing and Delivering a New Generation of T Cell Therapies

Inflammation and structural organ damage in autoimmunity • Autoimmune disease is driven by auto-reactive antibodies redirecting the immune system onto various organs and tissues. • With continued inflammatory process organs and tissues become damaged, fibrotic and over time can lose function. • An anti-inflammatory approach targeting B cells and auto-antibody producing plasmablasts or plasma cells will - if successful - remove the inflammatory auto- reactive process. • Reversibility and full recovery of a patient will largely depend on the level of tissue and organ damage and the respective organ’s ability to regenerate. CD19 CAR T therapy will be focused on severe/refractory patients. • Key elements of patient selection: – Active inflammatory disease – Limited chronicity of disease – Evidence of organ involvement – Limited extent of organ damage • Desired outcome: – Remove autoimmunity memory and antibodies – Stabilize impacted organ – Upside is improved organ function 8 Developing and Delivering a New Generation of T Cell Therapies

Initial data from CARSLYLE SLE P1 trial in patients with severe disease Baseline SLEDAI-2K score ranges from 16 to 28 9 Severe patient population • Patients aged 19 to 50 years had 3 to 23 years of disease history and exhausted prior therapy options • All patients had prior B-cell depleting agent exposure, 2 also BAFF inhibitors, 3/6 also calcineurin inhibitors • Lupus nephritis: 5/6 patients had a class IV disease, 4/6 had also a class V component • Kidney function was significantly impaired in 4 of 6 patients (<60 ml/min/SA) No high-grade CRS, No ICANS observed No DLTs observed Transient hypertension, including G3, due to abnormal kidney function prior to start of therapy according to PI’s judgement nor pre-existing hypertension (3/6) Highest grade of treatment-emergent adverse event observed by patient: TEAE, Grade #1 #2 #3 #4 #5 #6 Patients, n (%) CRS - - 1 - 1 1 3 (50%) ICANS - - - - - - 0 (0%) Developing and Delivering a New Generation of T Cell Therapies

Preliminary CARLYSLE results; additional follow up planned for H2 2025 10+ point drop in SLEDAI-2K scores and 3 of 6 patients with renal CRs by month 3 10 Developing and Delivering a New Generation of T Cell Therapies M3+ follow up M1 follow up S cr ee nin g M 3 M 6 M 8 0 5 10 15 20 25 30 GB06002 S L E D A I- 2 K s c o re S cr ee nin g M 3 M 4 0 5 10 15 20 25 30 GB01004 S L E D A I- 2 K s c o re S cr ee nin g M 3 M 4 0 5 10 15 20 25 30 GB01005 S L E D A I- 2 K s c o re Screening M3 0 5 10 15 20 25 30 GB01006 S L E D A I- 2 K s c o re Rash Renal Involvement Arthritis Alopecia Mucosal Ulcers Low Complement Increased DNA binding Screening M1 0 5 10 15 20 25 30 GB01007 S L E D A I- 2 K s c o re Screening M1 0 5 10 15 20 25 30 GB01008 S L E D A I- 2 K s c o re * • All patients benefited significantly from obe-cel • Skin: rash, alopecia and mucosal ulcers resolved by M3 • Musculoskeletal: Arthritis resolved by M1 • Complement normalized in all patients by M1 #1 #2 #3 #4 #6#5 *Kidney biopsy on month 7 showed no disease activity 10 • 3 of 6 patients with complete renal response by M3 • Two patients had only one month follow up 0

• High disease activity is associated with inflammatory processes • Uncontrolled inflammation leads to high chronicity due to accumulated kidney damage • Despite treatment advances including regulatory approvals of belimumab and voclosporin the goal to sufficiently improve short and long-term outcomes in patients with LN remains unmet • There are no treatment options for refractory patients • Kidneys are one of the most common organs involved in SLE - 30% – 40% are lupus nephritis patients Refractory lupus nephritis is a high unmet medical need Developing and Delivering a New Generation of T Cell Therapies 11 Clarivate/DRG Epidemiology, Arthritis Rheumatol. 2023 Apr;75(4):567-573, Arthritis & Rheumatology. 2017;69(10):2006-2017 US Treated SLE ∼350,000 Treated LN (Biopsy Confirmed) ∼110,000 Treated LN Class III-V 70,000 - 90,000 Refractory to SOC 25,000 - 35,000

Developing and Delivering a New Generation of T Cell Therapies

Lupus nephritis development strategy

Leveraging a fast to market strategy

Development Rationale

- LN is assessed by quantitative lab- parameter based endpoints (CRR) vs. SLE with a composite endpoint depending on clinical assessments
- Current guidelines require for Class III/IV LN triple therapy including B-cell modifier or CNI, without any treatment options for those being refractory to both
- Lack of SOC for refractory LN opens the possibility to single arm trial path for initial approval
- Outcome of refractory LN single arm trial serves as good predictor for RCT in earlier LN vs. SOC

Ph1 Dose Confirmation	Ph2 Single Arm Pivotal	Ph3 Randomized Controlled vs SoC
	Initial Approval	Expanded Indication
Fixed dose for adult and adolescent patients	Compact study with objective EP	LN III/IV±V: Obe-cel / SoC
SLE with kidney manifestation	Refractory LN	RCT in LN vs. SoC

Anticipate dosing first patient in Phase 2 pivotal trial by year end 2025

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Developing and Delivering a New Generation of T Cell Therapies

Progressive multiple sclerosis is a high unmet medical need

- MS impacts approximately 1,000,000 individuals in the US[1] and there is currently no known cure
- Around 30% of patients have progressive disease and more than half of Progressive MS patients experience disability progression despite receiving disease modifying agents[2]
- Highest unmet need for patients who continue to progress despite being treated with highly effective agents for at least 6 months


Obe-cel focus
Secondary Progressive MS ~ 200,000
Primary Progressive MS ~100,000
Relapsing Remitting MS ~ 700,000

1: GlobalData MS Market Forecast 2020-2030 April 2023
2:Watson, C., Thirumalai, D., Barlev, A. et al. Treatment Patterns and Unmet Need for Patients with Progressive Multiple Sclerosis in the United States: Survey Results from 2016 to 2021. Neurol Ther 12, 1961–1979 (2023). https://doi.org/10.1007/s40120-023-00532-2

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Multiple sclerosis development strategy 14 Establish Phase 1 Clinical Proof of Concept in MS 3 x 6 dose escalation design - a higher dose may be required for CNS effect Biomarker readouts to provide nearer term evidence of biological effect at 6 months + Definitive clinical outcomes based on clinical disability progression at 12 months + Initiate Phase 2/3 study in progressive MS patients exhibiting PIRA • Anticipate a randomised phase 2/3 study design as path to approval • Phase 1 clinical PoC is derisking for initiation of development in other neurology indications Developing and Delivering a New Generation of T Cell Therapies Anticipate dosing first patient in Phase 1 trial by year end 2025

Financial Results

Financial summary – key metrics* USD ($’ 000) Q1 2025 Q1 2024 Variance Product revenue, net 8,982 - 8,982 License revenue, net - 10,091 (10,091) Cost and operating expenses: Cost of sales (17,951) - (17,951) Research and development expenses, net (26,734) (30,671) 3,937 Selling, general and administrative expenses (29,534) (18,177) (11,357) Loss from operations (65,240) (38,757) (26,483) Total comprehensive loss (59,093) (52,632) (6,461) 16 *Select metrics only; for full financials please refer to the Company’s 10-Q filing The Company is well capitalized to drive the launch and commercialization of obe-cel in r/r B-ALL and to obtain data in the LN pivotal trial and MS Phase 1 trial $516.6M* as of Q1 2025 *Cash, cash equivalents and marketable securities Developing and Delivering a New Generation of T Cell Therapies

Upcoming news flow

Upcoming milestones Anticipated Milestone or Catalyst Anticipated Timing Longer-term follow up from FELIX clinical trial Mid-Year Notification from EU regarding MAA decision in adult r/r ALL H2 2025 Initial data from PY01 trial in pediatric ALL H2 2025 SLE Phase 1 trial presentation at medical conference Q4 2025 First patient dosed in Phase 2 trial in lupus nephritis YE 2025 First patient dosed in progressive MS Phase 1 trial YE 2025 First patient dosed in AL amyloidosis Phase 1 trial (UCL collaboration) YE 2025 obe-cel Oncology obe-cel Autoimmune/B cell mediated disease 18 Developing and Delivering a New Generation of T Cell Therapies

Developing and Delivering a New Generation of T Cell Therapies

Autolus is positioned for value creation

Building on a strong foundation with obe-cel

- AUCATZYL US launch: strong first quarter, building to 60 centers in H2 2025
  - Established infrastructure for manufacturing and commercialisation to support execution
  - UK MHRA authorisation received; launch in preparation
  - EMA approval decision expected H2 2025
- Obe-cel is a highly active, fast off-rate CD19 CAR T therapy with a well managed tolerability profile
  - First US FDA-approved CAR T therapy without a REMS obligation
  - H1 2025: Long term follow-up from FELIX trial
  - H2 2025: Results from pediatric ALL PY1 trial
  - H2 2025: Results from SLE P1 trial
- Q1 2025 cash position of $516.6M*

AUCATZYL®
obecabtagene autoleucel
suspension for IV infusion

A CD19-directed genetically modified autologous T cell immunotherapy indicated for the treatment of adults with relapsed or refractory B-cell precursor acute lymphoblastic leukemia
See full Prescribing Information, including **BOXED WARNING** at http://www.autolus.com/AUCATZYL-USPI/



The NEW ENGLAND JOURNAL of MEDICINE

ORIGINAL ARTICLE

Obecabtagene Autoleucel in Adults with B-Cell Acute Lymphoblastic Leukemia

*Cash, cash equivalents and marketable securities

Roddie C, et al N Engl J Med 2024; DOI: 10.1056/NEJMoa2406526

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